                                                                    EXHIBIT 10.7


                                    AGREEMENT

        THIS AGREEMENT ("Agreement") is made effective the 24th day of May, 2002, by and between Prospector Gaming Enterprises, Inc., a Nevada corporation doing business as Gold Ranch Casino & RV Resort (PGE), California Prospectors, Ltd., a Nevada limited liability company, Target Investments, LLC, a Nevada limited liability company, Gold Ranch R.V. Resort, LLC, a Nevada limited liability company, Stremmel Capital Group, Ltd., a Nevada limited liability company, Steve Stremmel and Peter Stremmel (collectively Sellers), and Last Chance, Inc., a Nevada Corporation (Last Chance), The Sands Regent, a Nevada corporation and Last Chance, Inc., a Nevada Corporation (cumulatively Buyers).

        A. Sellers and Last Chance are parties to one or more of the Integrated Agreements dated December 27, 2001, by which Last Chance will or may acquire from Sellers, by purchase, lease or option, the Gold Ranch Casino and RV Resort located at I-80 West, Exit 2, Gold Ranch Road, Verdi, Washoe County, Nevada, consisting of an 8,000 square foot casino offering 284 slot machines, a coffee shop style restaurant, 2 bars, a Jack In The Box restaurant operated by a third party, a video arcade, a convenience store, a 105 space RV Park, an ARCO gasoline station, a California Lottery Station, the real property upon which these facilities are located, and water and sewer services, all of which is more particularly described in the Integrated Agreements.

        B. The capitalized terms used in this Agreement shall have the meanings ascribed thereto in the Integrated Agreements unless specifically otherwise provided in this Agreement.

        C. The Purchase Price for the Acquired Assets under the Asset Purchase Agreement is to be paid in part by delivery by Last Chance of the Note which is to be modified, following the Closing, as provided in this Agreement.

        D. The parties have further agreed, following the Closing, to modify the terms of the Option To Purchase All Assets of Gold Ranch RV Resort Business, the Option To Purchase the RV Park Property, and the Option To Purchase The Gold Ranch Casino Property and Improvements, the Leach Field Property, the Frontage Parcel, the California Lottery Station and the California Lottery Property, and Right Of First Refusal (Option to Purchase the Gold Ranch Casino Property) in accordance with this Agreement.

        E. Nevada State Bank (Bank) and Buyers have entered into a Reducing Revolving Line of Credit Loan Agreement (Loan Agreement) which will provide financing for the acquisition by Buyers of the Gold Ranch Casino and RV Resort. Buyer's obligations under the Loan Agreement and related documents and agreements (Loan Documents) are to be collateralized by liens upon and security interests in and to various of the Integrated Agreements and the Integral Properties and Assets.




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        WHEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be bound, agree as follows:

        1. Modification of the Note. The Note shall be modified to provide for the repayment of principal on a straight-line basis, together with interest, over a seven (7) year term with the entire balance of principal and interest all due and payable sixty (60) months from and after the date of execution of the Note. Except as modified herein, all of the terms and provisions stated in
Section 2.6(d) of the Asset Purchase Agreement are hereby ratified, approved and confirmed.

        2. Modification of the Option to Purchase the Gold Ranch Casino Property. Section 2 of the Option to Purchase the Gold Ranch Casino Property shall be modified to permit Last Chance to exercise the exclusive option, right and privilege to purchase the Option Assets commencing on the date the Note is paid in full or otherwise discharged to the mutual satisfaction of the parties and terminating on the date of the expiration of the term of the Option to Purchase the Gold Ranch Casino Property as provided in Section 4 thereof. Except as modified herein all other terms and conditions of the Option to Purchase the Gold Ranch Casino Property are hereby ratified, approved and confirmed.

        3. Modification of the Option To Purchase the RV Park Property. Section 2 of the Option To Purchase the RV Park Property shall be modified to permit Last Chance to exercise the exclusive option, right and privilege to purchase the Option Assets commencing on the date that the Note is paid in full or otherwise discharged to the mutual satisfaction of the parties and terminating on the date of the expiration of the term of the Option to Purchase the RV Park Property as provided in Section 4 thereof, provided, however, that, in the event that Last Chance has exercised the Option to Purchase the Gold Ranch Casino Property, the Option To Purchase the RV Park Property must be exercised upon the earlier of: (i) the termination of all right, title and interest of Last Chance in, to and under the Integrated Agreements as the result of an arms-length transaction with a third party which is not an Affiliate, or (ii) the eighteenth
(18th) anniversary of the Closing Date. Except as herein provided, the terms and conditions of the Option to Purchase the Gold Ranch Casino Property are hereby ratified, approved and confirmed.

        4. Modification of the Option To Purchase All Assets of Gold Ranch RV Resort Business and Right of First Refusal. Section 2 of the Option To Purchase All Assets of Gold Ranch RV Resort Business shall be modified to permit Last Chance to exercise the exclusive option, right and privilege to purchase the Assets commencing on the date that the Note is paid in full or otherwise discharged to the mutual satisfaction of the parties and terminating on the date of the expiration of the term of the Option to Purchase All Assets of Gold Ranch RV Resort Business as provided in Section 4 thereof, provided, however, that, in the event that Last Chance has exercised the Option to Purchase the Gold Ranch Casino Property, the Option To Purchase the RV Park Property must be exercised upon the earlier of: (i) the termination of all right,




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title and interest of Last Chance in, to and under the Integrated Agreements as the result of an arms-length transaction with a third party which is not an Affiliate, or (ii) the eighteenth (18th) anniversary of the Closing Date. Except as herein provided, the terms and conditions of the Option To Purchase All Assets of Gold Ranch RV Resort Business are hereby ratified, approved and confirmed.

        5. Bank Approval. It is understood that, pursuant to the terms and conditions of the Loan Agreement and the Loan Documents, all modifications contemplated by this Agreement and the performance thereof are subject to approval by Nevada State Bank.

        6. Additional Documents. Following the Closing and as permitted or required by the Loan Agreement and the Loan Documents, the parties agree to execute such additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

        WHEREFORE, the parties have executed this Agreement effective the day and year first above written.

Last Chance, Inc.                          Prospector Gaming Enterprises, Inc.
a Nevada corporation                       a Nevada corporation


By:  /s/ Ferenc B. Szony                   By:  /s/ Peter Stremmel
   ---------------------------------          ----------------------------------
Its:  President                            Its: President
    --------------------------------           ---------------------------------


The Sands Regent,
a Nevada corporation

By:  /s/ Ferenc B. Szony
   ----------------------------------
Its:  President
    ---------------------------------


Peter Stremmel                             Steve Stremmel

 /s/ Peter Stremmel                         /s/ Steve Stremmel
------------------------------------       -------------------------------------



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Target Investments, L.L.C.                 Stremmel Capital Group, Ltd.


By: /s/ Peter Stremmel                     By: /s/ Peter Stremmel
   ---------------------------------          ----------------------------------

Its: Manager                               Its: Manager
    --------------------------------           ---------------------------------


California Prospectors, L.L.C.             Gold Ranch RV Resort, L.L.C.


By:  /s/ Peter Stremmel                    By:  /s/ Peter Stremmel
    --------------------------------           ---------------------------------
Its: Manager                               Its: Manager
    --------------------------------           ---------------------------------


State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Ferenc Szony, the President of Last Chance, Inc.

                                   /s/ Yvonne Cody
                                  --------------------------------------
                                  Notary Public


State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Peter Stremmel, the President of Prospector Gaming Enterprises, Inc.

                                   /s/ Michelle Balogh
                                  --------------------------------------
                                  Notary Public



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State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Ferenc B. Szony, the President of The Sands Regent,

                                   /s/ Yvonne Cody
                                  --------------------------------------
                                  Notary Public

State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Peter Stremmel, the Manager of Target Investments, L.L.C.

                                  /s/ Michelle Balogh
                                  --------------------------------------
                                  Notary Public

State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Peter Stremmel, the Manager of Stremmel Capital Group, Ltd.

                                  /s/ Michelle Balogh
                                  --------------------------------------
                                  Notary Public

State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Peter Stremmel, the Manager of California Prospectors,
L.L.C.

                                  /s/ Michelle Balogh
                                  --------------------------------------
                                  Notary Public




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

State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Peter Stremmel, the Manager of Gold Ranch RV Resort, L.L.C.

                                  /s/ Michelle Balogh
                                  --------------------------------------
                                  Notary Public

State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Peter Stremmel.

                                   /s/ Michelle Balogh
                                  --------------------------------------
                                  Notary Public

State of Nevada       )
                      ) ss.
County of Washoe      )

        This instrument was acknowledged before me on the 30th day of May, 2002, by Steve Stremmel.
                                   /s/ Michelle Balogh
                                  --------------------------------------
                                  Notary Public



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